Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Methanex Corporation (the “Company”) on Form 40-F for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dean Richardson, Senior Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.    the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DEAN RICHARDSON
Dean Richardson
Senior Vice President, Finance
and Chief Financial Officer
March 10, 2023